SUBSCRIPTION AGREEMENT

INSTRUCTIONS

Each subscriber must complete and sign the Subscription Agreement in accordance with the following instructions. Subscribers must meet certain requirements in order for Quest Group International, Inc. (the “Company”), a Nevada corporation, to comply with the offering exemptions from registration and qualification under the Federal Securities Act of 1933, as amended, and applicable state securities laws. The Company will be relying on the accuracy and completeness of information provided in the Subscription Agreement to establish the qualifications of prospective investors and the Company’s legal right to sell these securities. The Subscription Agreement will at all times be kept strictly confidential, unless necessary to establish the legality of a prospective investor’s participation in the offering. The Company should be contacted immediately if there is any change in the information the prospective investor has provided.

1.	Complete and sign the SUBSCRIPTION AGREEMENT.

2.	The following sets forth the number of signatures required for different forms of ownership:

Form of Ownership:	Signatures Required

Individual:	One signature required.

Joint Tenants With
Right of Survivorship:	Both parties must sign.

Tenants in Common:	All parties must sign.

Community Property:	One signature required if security will be held in one name; two signatures required if security will be held in both names.

Corporation:	Signature of authorized officer or officers required.

Partnership:	Signature of general partner required; additional signatures only if required by partnership agreement.

Trust:	Trustee’s signature must indicate “Trustee for the __________ Trust.”

Other Entities:	As required by the applicable document governing such entity.

SUBSCRIPTION AGREEMENT

QUEST GROUP INTERNATIONAL, INC.

967 West Center Street

Orem, Utah 84057

PHONE: (801) 765-1301

FAX: (801) 765-1316

THIS SUBSCRIPTION AGREEMENT made this 27th day of April, 2007, by and between Quest Group International, Inc., a Nevada corporation (the “Company”), and ____________ (the “Subscriber”), who, for and in consideration of the mutual promises and covenants set forth herein, do hereto agree as follows:

1.            Subscription. The Subscriber hereby subscribes for _________ shares of the Company’s common stock (the “Shares”) at a purchase price of $.001 per share which the Subscriber has tendered herewith in good funds as payment for said Shares. The subscription evidenced by this Subscription Agreement (“Subscription”) is an irrevocable offer by the Subscriber to subscribe for the Shares offered by the Company, and, subject to the terms hereof, shall become upon the acceptance thereof by the Company a contract for the sale of said securities. Upon acceptance of this subscription by the Company, the net proceeds will be available for immediate use by the Company. Subscription Agreements and subscription funds should be sent to the Company.

It is anticipated that the Company will raise at least twenty million dollars ($20,000,000) from the sale of common stock at a purchase price of at least fifty cents ($.50) per share on or before May 31, 2007 (the “Subsequent Funding”). Certificates evidencing the Shares will not be delivered to Subscriber until and unless the Subsequent Funding has been completed. In the event the Subsequent Funding is not completed on or before May 31, 2007, then the Company or its nominee(s) may purchase the Shares subscribed for herein for a purchase price of $.00001 per share, and such transfer will be effective immediately upon payment of said purchase price.

2.            Acceptance. This Subscription Agreement is made subject to the Company’s discretionary right to accept or reject the subscription herein in whole or in part, and the Subscriber will be promptly notified as to whether the subscription has been accepted. If the Company shall for any reason reject all or part of this Subscription, the amount paid by the Subscriber with respect to the rejected Subscription, or part thereof, will be refunded, without interest. Acceptance of this Subscription by the Company will be evidenced by the execution hereof by an officer of the Company.

3.	Subscriber Representations. The Subscriber hereby represents and warrants that:

(a)           The Subscriber’s representations in this Subscription Agreement are complete and accurate to the best of the Subscriber’s knowledge, and the Company and any sales agent may rely upon them. The Subscriber will notify the Company and any such agent immediately if any material change occurs in any of this information before the sale of the Shares.

(b)           The Subscriber is able to bear the economic risk of an investment in the Shares for an indefinite period of time, can afford the loss of the entire investment in the Shares, and will, after making an investment in the securities, have sufficient means of providing for Subscriber’s current needs and possible future contingencies. Additionally, the Subscriber’s overall commitment to investments which are not readily marketable is not disproportionate to Subscriber’s net worth and this Subscription will not cause such overall commitment to become excessive.

(c)           The Shares subscribed for herein will not be sold by the Subscriber without registration under applicable securities acts or a proper exemption from such registration. The Subscriber also understands and agrees that the Shares will be subject to additional restrictions on transferability that are imposed by the participation agreement.

(d)           The Shares subscribed for herein are being acquired for the Subscriber’s own account and risk, for investment purposes, and not on behalf of any other person or with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933. The Subscriber is aware that there are substantial restrictions on the transferability of the Shares.

(e)           The Subscriber has had access to any and all information concerning the Company which the Subscriber and the Subscriber’s financial, tax and legal advisors required or considered necessary to make a proper evaluation of this investment. In making the decision to purchase the Shares herein subscribed for, the Subscriber and his or her advisers have relied solely upon their own independent investigations, and fully understand that there are no guarantees, assurances or promises in connection with any investment hereunder and understand that the particular tax consequences arising from this investment in the Company will depend upon the individual circumstances of the Subscriber. The Subscriber further understands that no opinion is being given as to any securities or tax matters involving the offering.

(f)           All of the representations and warranties of the Subscriber contained herein and all information furnished by the Subscriber to the Company are true, correct and complete in all respects, and the Subscriber agrees to notify the Company immediately of any change in any representation, warranty or other information set forth herein.

(g)           The Subscriber also understands and agrees that stop transfer instructions relating to the Shares will be placed in the Company’s stock transfer ledger, and that the certificates evidencing the Shares sold will bear legends in substantially the following form:

The securities represented by this certificate have not been registered under the Securities Act of 1933 (the “Act”) and are “restricted securities” as that term is defined in Rule 144 under the Act. The securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

(h)          Subscriber has been given the unrestricted opportunity to ask questions of, and receive answers from, the Company, or persons acting on its behalf, concerning the terms and conditions of, and all other matters relating to the offering, and has been given the unrestricted opportunity to obtain such additional information with respect to the offering as he has desired, including, but not limited to, any additional information necessary to verify the accuracy of the information set forth in the attached documentation. The undersigned has carefully read the Company’s annual report on Form 10-KSB, dated September, 30, 2006, Form 10-QSB, dated December 31, 2006, and definitive proxy statement relating to the Company’s annual meeting that was held on March 26, 2007 (collectively, the “SEC Filings”). Except as set forth in this Subscription Agreement and the SEC Filings, the Subscriber is not relying on any representations, warranties or information from the Company in making an investment decision.

(i)           The Subscriber knows that the Shares subscribed for herein are offered and sold pursuant to exemptions from registration under the Securities Act of 1933, and state securities law based, in part, on these warranties and representations, which are the very essence of this Subscription Agreement, and constitute a material part of the bargained-for consideration without which this Subscription Agreement would not have been executed.

(j)           By reason of the Subscriber’s business or financial experience or the business or financial experience of professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, the Subscriber has the capacity to protect Subscriber’s own interest in connection with this transaction or has a pre-existing personal or business relationship with the Company or one or more of its officers, directors or controlling persons consisting of personal or business contacts of a nature and duration such as would enable a reasonably prudent purchaser to be aware of the character, business acumen and general business and financial circumstances of such person with whom such relationship exists.

(k)           This Subscription Agreement when fully executed and delivered by the Company will constitute a valid and legally binding obligation of the Subscriber, enforceable in accordance with its terms. The Subscriber, if it is a partnership, joint venture, corporation, trust or other entity, was not formed or organized for the specific purpose of acquiring the Shares. The purchase of the Shares by the Subscriber, if it is an entity investor, is a permissible investment in accordance with the Subscriber’s Articles of Incorporation, by-laws, partnership agreement, declaration of trust or other similar charter document, and has been duly approved by all requisite action by the entity’s owners, directors, officers or other authorized managers. The person signing this document and all documents necessary to consummate the purchase of the shares has all requisite authority to sign such documents on behalf of the Subscriber, if it is an entity investor.

(l)           The Subscriber has not duplicated or distributed the Memorandum to anyone other than his personal advisors, and will not do so in the future.

(m)         The Shares offered hereby were not offered to the Subscriber by way of general solicitation or general advertising and at no time was the Subscriber presented with or solicited by means of any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement.

(n)          By entering into this Subscription Agreement, the undersigned Subscriber acknowledges receipt of the Memorandum used in connection with this offering.

(o)          If initialed below, the Subscriber represents that Subscriber is an “accredited investor” as defined under Rule 501 of Regulation D by reason of:

FOR INDIVIDUALS ONLY (INITIAL IF APPLICABLE):

Initial Here

1.      I had individual income (exclusive of any income attributable to my spouse) in excess of $200,000 in each of the most recent two years and I reasonably expect to have an individual income in excess of $200,000 for the current year, or I had joint income with my spouse in excess of $300,000 in each of those years and I reasonably expect to have a joint income with my spouse in excess of $300,000 for the current year.

Initial Here

2.      I have an individual net worth, or my spouse and I have a combined individual net worth, in excess of $1,000,000. For purposes of this Subscription Agreement, “individual net worth” means the excess of total assets at fair market value, including home and personal property, over total liabilities.

______ Initial Here

3.      I am qualified as an “accredited investor” pursuant to Rule 501(a) of Regulation D of the 1933 Act for the following reason: _____________________________________________________

_____________________________________________________________________________

FOR CORPORATIONS AND PARTNERSHIPS ONLY (INITIAL IF APPLICABLE):

______ Initial Here

1.       The undersigned hereby certifies that the Partnership or Corporation which he/she represents possesses total assets in excess of $5,000,000 and was not formed for the specific purpose of acquiring the securities offered by Company.

______ Initial Here

2.       The undersigned hereby certifies personally, and on behalf of the Partnership or Corporation which he/she represents, that all of the beneficial owners of equity qualify individually as accredited investors under the individual accredited investor test set forth above.

FOR TRUSTS ONLY (INITIAL IF APPLICABLE):

______ Initial Here

1.       The undersigned hereby certifies that the trust which he/she represents possesses total assets in excess of $5,000,000 and was not formed for the specific purpose of acquiring the securities offered by Company, and that the purchase of the securities is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Act.

______ Initial Here

2.       The undersigned hereby certifies personally, and on behalf of the trust that he/she represents, that such trust is a revocable trust which may be amended or revoked at any time by the grantors, and all the grantors are accredited individual investors under the individual accredited investor test set forth above.

FOR TRUSTEES AND AGENTS (READ AND INITIAL BOTH STATEMENTS):

______ Initial Here	1. The undersigned hereby acknowledges that he/she is acting as an agent or trustee for the following person or entity:

______ Initial Here

2.       The undersigned hereby agrees to provide to Company, upon Company’s request, the following documents:

(a)     a copy of the trust agreement, power of attorney or other instrument granting the power and authority to execute and deliver the Subscription Agreement, or

(b)     an opinion of counsel verifying the undersigned’s power and authority to execute and deliver the Subscription Agreement.

FOR RETIREMENT OR EMPLOYEE BENEFIT PLANS (INITIAL IF APPLICABLE):

______ Initial Here

1.      The undersigned hereby certifies that the plan which he/she represents is an employee benefit plan within the meaning of the Employment Retirement Income Security Act of 1974 (“ERISA”) and that either

______ Initial Here

(a)    the decision to invest in the securities was made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or

______ Initial Here	(b) the employee benefit plan has total assets in excess of $5,000,000, or

______ Initial Here

(c)    the plan is a self-directed plan, the decision to invest in the securities was made solely by a person that is an accredited investor, and each of the following statements is true with respect to that plan:

•       the plan provides for segregated accounts for each plan participant,

•       the document governing the plan provides each participant with the power to direct each particular investment to the extent of the participant’s voluntary contributions plus any portion of employer contributions that have vested to the participant’s benefit, and

•       the decision to invest in the securities was made pursuant to the plan participant’s power to direct the investment of his or her account in the plan trust.

As evidence of the foregoing, the undersigned will complete if requested a Purchaser Questionnaire in the form attached hereto, the contents of which, if completed, are hereby certified to be correct.

4.           Indemnification. The Subscriber understands that the offer of the Shares was made in reliance upon Subscriber’s representations and warranties set forth in this Section 3 above. The Subscriber hereby agrees, except to the extent specifically prohibited by applicable law, to indemnify the Company and each of its affiliates and to defend and hold each of them harmless from and against any loss, claim, damage, liability, cost or expense (including reasonable attorneys’ fees) due to or arising out of a breach of any representation, warranty or agreement of the Subscriber contained in this Agreement or in any other document provided by the Subscriber to the Company in connection with the Subscriber’s purchase of the Shares.

5.	Issuer Representations. The Issuer hereby represents and warrants to Subscriber as follows:

(a)           The total number of shares of all classes which the Company is authorized to have outstanding is One Hundred Fifty-Five Million (155,000,000) shares of which stock One Hundred Fifty Million (150,000,000) shares in the par value of $.001 each, amounting in the aggregate to One Hundred Fifty Thousand Dollars ($150,000), are voting common stock and of which Five Million (5,000,000) shares in the par value of $.001 each, amounting in the aggregate to Five Thousand Dollars ($5,000), are blank check preferred stock. There are 10,259,000 authorized, issued and outstanding shares of common stock of the Company on the date hereof which are the only issued and outstanding securities of the Company. The shares of outstanding common stock of the Company have been duly authorized and validly issued and are fully paid, nonassessable and are free of preemptive or similar rights. Company shareholders owning 7,759,000 shares of the Company’s common stock have agreed to cancel all 7,759,000 shares at the time the Subsequent Funding is closed in consideration for specified cash payments.

(b)           The common stock to be issued by the Company pursuant hereto have been duly authorized and, when issued and delivered for consideration in accordance with the terms of this Agreement, will be validly issued and outstanding, fully paid and nonassessable, and free from preemptive or similar rights.

(c)           All tax returns required to be filed by the Company in all jurisdictions have been so filed. All taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities or that are due and payable have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest.

(d)           The Company has been duly incorporated and are validly existing as a corporation in good standing under the laws of the States of Nevada. The Company has the corporate power and authority necessary to issue, sell and deliver the common stock to be issued, sold and delivered by it pursuant hereto.

(e)           There is no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, which has been served on the Company is now pending or which, to the knowledge of the Company, is threatened against or affects the Company or the assets of the Company. There are not pending any governmental proceedings to which the Company is a party or to which any of its property is subject. The Company is not subject to any injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued and remains in effect that would prevent are effect the issuance of the common stock.

(f)            The Company is not in violation of its charter or bylaws or is in default under any material agreement or instrument to which the Company is a party or is subject to. To the knowledge of the Company and/or its management, there exists no condition that, with notice, the passage of time or otherwise, would constitute a material default under any such document, instrument or agreement to which the Company is subject.

(g)           No consent, approval, authorization, license or other order of any regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets is legally required for the valid issuance and sale of the common stock and the consummation of the transactions contemplated by this Agreement, other than such approvals and authorizations as have been obtained. No consents or waivers from any person are required to consummate the transactions contemplated by this Agreement, other than such consents and waivers as have been obtained.

(h)           The historical financial statements of the Company and the related notes and schedules contained in the most recent Annual Report on Form 10-KSB and Quarterly Report on Form 10-QSB (individually and collectively, the “Public Reports”) present fairly the financial position of the Company as of the dates indicated and the results of its operations and the changes in financial position for the periods therein specified. All such financial statements (including the related notes and schedules) have been prepared in accordance with generally accented accounting principles applied on a consistent basis throughout the periods specified, subject in the case of interim statements to normal year-end audit adjustments.

(i)            Subsequent to the dates as of which information is given in the Public Reports: (i) the Company has not incurred any liabilities or obligations, direct or contingent, or entered into any transactions, that are material, individually or in the aggregate, to the business of the Company; (ii) there has not been any material change in the capital stock of the Company or any increase in long-term indebtedness and/or short-term indebtedness of the Company; and (iii) there has not been any material adverse change in the condition (financial or other), business, properties, net worth or results of operations of the Company.

(j)           The Company has not incurred any casualty losses, whether insured or uninsured, that are material, individually or in the aggregate, to the business of the Company.

6.            Entire Agreement. This Subscription Agreement constitutes the entire agreement between the parties with respect to the matters covered hereby, and may only be amended by a writing executed by all parties hereto.

7.            Survival of Representations. The representations, warranties, acknowledgments and agreements made by the Subscriber shall survive the acceptance of this Subscription and run in favor of, and for the benefit of, the Company.

8.            Waiver. No waiver or modification of any of the terms of this Subscription Agreement shall be valid unless in writing. No waiver of a breach of, or default under, any provision hereof shall be deemed a waiver of such provision or of any subsequent breach or default of the same or similar nature or of any other provision or condition of this Subscription Agreement.

9.            Counterparts. This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

10.          Notices. Except as otherwise required in this Subscription Agreement, any notice required or permitted under this Subscription Agreement shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid, addressed as follows:

To the Company:	967 West Center Street, Orem, Utah 84057

To the Subscriber:	At the address set forth beneath the Subscriber’s signature

11.          Non-Assignability. The obligations of the Subscriber hereunder shall not be delegated or assigned to any other party without the prior written consent of the Company.

12.          Form of Ownership. Please indicate the form of ownership which the Subscriber desires for the Shares:

[	]	Individual

[	]	Joint Tenants with Right of Survivorship

[	]	Tenants in Common

[	]	Community Property

[	]	Trust

[	]	Corporation

[	]	Partnership

[	]	Other:______________

[Signature Page For Individual]

DATED this 27th day of April, 2007.

(Signature)

(Name - Please Print)

(Primary Place of Residence)

(City, State and ZIP Code)

(Telephone Number - Residence)

(Telephone Number - Business)

ACCEPTED this 27th day of April, 2007.

QUEST GROUP INTERNATIONAL, INC.

By

President

[Signature Page For Corporation or Other Entity]

DATED this 27th day of April, 2007.

__________________________________
(Name of Entity)

__________________________________
(Signature of Authorized Person)

__________________________________
(Name and Title – Please Print)

__________________________________
(Business Address)

__________________________________
(City, State and ZIP Code)

__________________________________
(Telephone Number - Business)

ACCEPTED this 27th day of April, 2007.

QUEST GROUP INTERNATIONAL, INC.

By___________________________________